SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 3, 2005

TECHNEST HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

        88 Royal Little Drive, Providence, RI  02904

 (Address of principal executive offices) (Zip Code)

276 Washington Street, No. 367,  Boston, MA 02108

(Mailing Address)

(617) 973-5104

 (Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

Entry Into a Material Definitive Agreement.

ITEM 3.02

Unregistered Sale of Equity Securities.

On October 3, 2005 we entered into an agreement (the "Amendment"), with an effective date of September 30, 2005 with Verdi Consulting, Inc. ("Verdi"), ipPartners, Inc. ("ipPartners"), Southridge Partners LP ("Southridge"), and Southshore Capital Fund, Ltd. ("Southshore" and collectively with Verdi, ipPartners and Southridge, the "Holders") to amend the Registration Rights Agreement dated February 14, 2005, which was filed as Exhibit 4.3 to our current report on Form 8-K filed with the SEC on February 15, 2005 (SEC File No. 000-27023), by and among the Company and certain holders of the Company’s Series C Preferred Stock (the "Registration Rights Agreement").  The Registration Rights Agreement required Technest to use its best efforts to file a registration statement covering the resale of shares of Technest common stock issuable upon conversion of the outstanding Technest Series C convertible preferred stock by April 30, 2005, and to cause such registration statement to be declared effective no later than June 29, 2005.

The Amendment provides that liquidated damages pursuant to the Registration Rights Agreement shall accrue at a rate of 4% of the initial subscription amount for any month, or pro-rata portion thereof, during which a condition giving rise to liquidated damages shall continue, and that such damages shall be paid in the Company’s common stock.  Prior to the Amendment, the Registration Rights Agreement provided that liquidated damages accrued at 2% per month and were payable, at the Company’s discretion, in either cash, or, in the event that there was an effective registration statement covering such shares, shares of the Company’s common stock. To date, we have not filed a registration statement and prior to entering into the Amendment, we potentially may have been obligated to pay up to $510,000.

The Registration Rights Agreement was filed as Exhibit 4.3 to our current report on Form 8-K filed with the SEC on February 15, 2005 (SEC File No. 000-27023) and is incorporated herein by reference as Exhibit 4.1.  The form of the Amendment is filed herewith as Exhibit 4.2.

Relationship with Investors

Each of the Investors was an investor in the February 14, 2005 private placement by which the Company acquired all of the outstanding common stock of Genex Technologies, Inc., and by which the Company became a majority owned subsidiary of Markland Technologies, Inc.  This transaction was described in our current report on Form 8-K filed with the SEC on February 15, 2005.

ipPartners is a corporation majority owned and controlled by Robert Tarini.  Mr Tarini the chief executive officer and chairman of the board of directors of the Company.  Mr. Tarini is also the chief executive officer and chairman of the board of directors of Markland Technologies, Inc., which owns approximately 98% of our outstanding common stock.

Item 9.01

Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description	Filed with this 8-K	Incorporated by reference
			Form	Filing Date	Exhibit No.
4.1	Registration Rights Agreement between Technest Holdings, Inc. and Southridge Partners LP, Southshore Capital Fund Limited, ipPartners, Inc, Verdi Consulting, Inc., DKR Soundshore Oasis Holding Fund, Ltd., DKR Soundshore Strategic Holding Fund, Ltd. and Deer Creek Fund, LP for Technest Series C Preferred Stock and Warrants for Technest common stock, dated February 14, 2005		8-K	February 15, 2005	4.3
4.2	Amendment No. 1 to Registration Rights Agreement	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNEST HOLDINGS, INC.

By:

/s/ Gino M. Pereira

Chief Financial Officer

Date:  October 7, 2005

EXHIBIT INDEX

Exhibit No.	Description	Filed with this 8-K	Incorporated by reference
			Form	Filing Date	Exhibit No.
4.1	Registration Rights Agreement between Technest Holdings, Inc. and Southridge Partners LP, Southshore Capital Fund Limited, ipPartners, Inc, Verdi Consulting, Inc., DKR Soundshore Oasis Holding Fund, Ltd., DKR Soundshore Strategic Holding Fund, Ltd. and Deer Creek Fund, LP for Technest Series C Preferred Stock and Warrants for Technest common stock, dated February 14, 2005		8-K	February 15, 2005	4.3
4.2	Amendment No. 1 to Registration Rights Agreement	x